UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2013

Marriott International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 7, 2013, Marriott International, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors on October 4, 2013, provided written notice to the New York Stock Exchange (the “NYSE”) that the Company intends to transfer its listing to The NASDAQ Global Select Market (“NASDAQ”). The notice stated that the Company expects to voluntarily cease trading on the NYSE at the close of trading on October 18, 2013. The Company’s Class A Common Stock, par value $0.01 per share, has been approved for listing on NASDAQ and is expected to commence trading on the next business day, October 21, 2013, under the Company’s current stock symbol “MAR.”

A copy of the October 7, 2013 press release announcing the transfer to NASDAQ is filed as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report:

Exhibit 99	-	Press release issued on October 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: October 7, 2013	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release issued on October 7, 2013.

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